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[LOGO]                                                            EXHIBIT 10.64



                                                                  April 16, 1997


TO:  Ambassador VIII, L.P.   ("Counterparty")
     77 West Wacker Drive,  Suite 4040
     Chicago, Illinois  60601
     Att:   Adam Peterson
     Tel:   312-917-4401    Fax:   312-917-9910

FR:  Credit Lyonnais New York Branch ("CLNY")
     1301 Avenue of the Americas,  17th Floor
     New York, New York  10019
     Att:    Kathrin W. Gray
     Tel:   212-261-7349     Fax:  212-459-3167

RE:  Transaction dated as of April 16, 1997
     (CLNY Ref:  2286 )

-------------------------------------------------------------------------------
                      GUARANTEED TRANSACTION CONFIRMATION
-------------------------------------------------------------------------------

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below which constitutes a "Transaction" under the Master Agreement specified below.

     This letter agreement constitutes a "Confirmation" under, and it supplements, forms part of, and is subject to, the Master Agreement dated as of December 5, 1996, as amended and supplemented from time to time (the "Guaranteed Agreement"), between you and us. THE GUARANTEED AGREEMENT AND ALL TRANSACTIONS ENTERED INTO THEREUNDER SHALL BENEFIT FROM A CLFG GUARANTEE ISSUED BY CLFG (AS SUCH TERMS ARE DEFINED IN THE SCHEDULE TO THE GUARANTEED AGREEMENT) IN FAVOR OF COUNTERPARTY.

     CLNY'S AND COUNTERPARTY'S RIGHTS AND OBLIGATIONS IN RESPECT OF PAYMENTS DUE HEREUNDER ARE SUBJECT ENTIRELY TO THE "WAIVER OF SETOFF" PROVISION IN PART 5 OF THE SCHEDULE TO THE GUARANTEED AGREEMENT.

1. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

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2. The terms of the particular guaranteed Transaction to which this
Confirmation relates are as follows:


Transaction Type:                         Interest Rate Cap

Notional Amount:    USD  4,000,000.

Trade Date:                               April 16, 1997

Effective Date:                           April 25, 1997

Termination Date:                         April 26, 2004, subject to adjustment
                                          in accordance with the Modified
                                          Following Business Day Convention
Fixed Amounts:

  Fixed Rate Payer:                       Counterparty

  Fixed Amount:                           USD 234,000

  Fixed Rate Payer Payment Dates:         April 18, 1997

Floating Amounts:
  -----------------

  Floating Rate Payer:                    CLNY

  Cap Rate:                               6.50%


  CLNY Payment Dates:                     The 25th day of each month of each
                                          year prior to and including the
                                          Termination Date, commencing with May
                                          25, 1997 and subject to the Modified
                                          Following Business Day Convention

  Floating Rate Option:                   USD-LIBOR-BBA (Telerate 3750)

  Designated Maturity:                    One month

  Floating Rate Day Count Fraction:       Actual/360

  Spread:                                 None

  Compounding:                            Not applicable

  Reset Dates:                            The first day of each Calculation
                                          Period



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Business Days:                            New York and London

Calculation Agent:                        CLNY


4. Account Details:

USD Payment to CLNY:      Credit Lyonnais,  New York
                          ABA#:  026008073
                          A/C#:  01-88180-3211-00-001-180
                          Ref:  Triple-A  Derivative Products

Payment to Counterparty:  PLEASE PROVIDE


6.  Offices:

a)  The office of Credit Lyonnais for this Transaction is New York, New York;
    and

b)  The office of Counterparty for this Transaction is Chicago, Illinois.

Please provide confirmation that this letter correctly sets forth our Agreement by responding within two (2) Business Days by returning an executed copy of this Confirmation by telecopier (Att: Kathrin W. Gray - Documentation) to the following numbers:

     Telecopier Number:  212-459-3167
     Telephone Number for confirmation of
     Telecopier transmission: 212-261-7349


IN WITNESS WHEREOF the parties hereto accept and confirm the terms of this Confirmation.



CREDIT LYONNAIS                 AMBASSADOR  VIII, L.P.
NEW YORK BRANCH

Authorized Signature:           Authorized Signature:


---------------------           ----------------------------

Name:  Ian Cheung               Name:
-----------------                    ----------------------

Title: Vice President           Title:
---------------------                 ---------------------




CREDIT LYONNAIS
NEW YORK BRANCH


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Marketing Signature:


----------------------------
Name:   Chris Phelan
     -----------------------
Title: Vice President
     -----------------------

CLNY Ref: 2286



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